Exhibit 10.24

PING IDENTITY HOLDING CORP.

RESTRICTED STOCK UNIT AWARD AGREEMENT

* * * * *

Participant:

Grant Date:

Number of Restricted Stock Units Granted:

* * * * *

THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated as of the Grant Date specified above, is entered into by and between Ping Identity Holding Corp., a corporation organized in the State of Delaware (the “Company”), and the Participant specified above.

WHEREAS, it has been determined by the Company’s Board of Directors (the “Board”) that it would be in the best interests of the Company to grant the restricted stock units (“RSUs”) provided herein to the Participant.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1.             Document Receipt; Board Authority. The RSUs are subject in all respects to the terms and conditions of this Agreement. The Participant hereby acknowledges that the Participant has read this Agreement carefully and fully understands its content. The authority to manage and control the operation and administration of this Agreement is vested in the Board. The Board has full authority to construe and interpret this Agreement. Any interpretation of this Agreement by the Board and any decision made by the Board related to the Agreement will be within the sole and absolute discretion of the Board and will be final and binding on all Persons. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such Person, each officer and employee of the Company and each Affiliate and member or former member of the Board will be indemnified and held harmless by the Company against all costs and expenses and liabilities, and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Agreement, except to the extent arising out of such officer’s, employee’s, member’s, or former member’s own fraud or bad faith.

2.             Grant of Restricted Stock Units. The Company hereby grants to the Participant, as of the Grant Date specified above, the number of RSUs specified above. Each RSU entitles the Participant to receive one Share at such future date or dates and subject to such terms as set forth in this Agreement. The Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason, and no adjustments will be made for dividends in cash or other property, distributions, or other rights in respect of the Shares underlying the RSUs, except as otherwise specifically provided for in this Agreement.

3.             Earning Schedule.

(a)           Subject to Sections 3(b) —3(d), the RSUs will become earned and payable as follows, provided that the Participant has not incurred a Separation from Service prior to the applicable [date/event]:

[Date/Event]	RSUs Earned and Payable
[ ]	[ ]

(b)           Forfeiture. All unearned RSUs will be immediately forfeited upon (i) the Participant’s Separation from Service for any reason, or (ii) the Participant’s material breach of this Agreement.

(c)           Acceleration upon Change in Control. In the event of a Change in Control, [               ]% of the RSUs will become earned and payable immediately.

(d)           Separation from Service for Cause; Clawbacks. The Company may annul the award if the Participant incurs a Separation from Service for Cause. All awards, amounts, or benefits received or outstanding under this Agreement will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Company clawback or similar policy or any applicable law related to such actions. The Participant’s acceptance of this Agreement will constitute the Participant’s acknowledgement of and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to the Participant, whether adopted before or after the Grant Date, and any applicable law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Participant’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action.

4.             Delivery of Shares. As soon as administratively practicable following the earning of the RSUs, the Participant will receive the number of Shares that correspond to the number of RSUs that have become earned on the applicable payment date. Any issuance of Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity.

5.             Dividends; Rights as Stockholder. Cash dividends on Shares issuable hereunder will be credited to a dividend book entry account on behalf of the Participant with respect to each RSU granted to the Participant, provided that such cash dividends will not be deemed to be reinvested in Shares and will be held uninvested and without interest and paid in cash at the same time that the Shares underlying the RSUs are delivered to the Participant. Stock dividends on Shares will be credited to a dividend book entry account on behalf of the Participant with respect to each RSU granted to the Participant, provided that such stock dividends will be paid in Shares at the same time that the Shares underlying the RSUs are delivered to the Participant. Except as otherwise provided herein, the Participant will have no rights as a stockholder of the Company with respect to any Shares covered by any RSU unless and until the Participant has become the holder of record of such Shares.

6.             Non-Transferability. No portion of the RSUs may be Transferred by the Participant, other than to the Company as a result of forfeiture of the RSUs as provided herein, unless and until payment is made in respect of earned RSUs and the Participant has become the holder of record of the Shares issuable hereunder. Any attempt to Transfer the RSUs contrary to the terms and conditions of this Agreement will be null and void and without legal force or effect.

7.             Governing Law. All questions concerning the construction, validity, and interpretation of this Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

8.             Withholding of Tax. Regardless of any action the Company may take that is related to any or all income tax, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items owed by the Participant is and will remain the Participant’s responsibility. The Company (a) makes no representations or undertakings regarding the treatment of any Tax-Related Items under the award and (b) does not commit to structure the terms or conditions of the award to reduce or eliminate the Participant’s liability for Tax-Related Items. The Company or an Affiliate, as the case may be, has the right to deduct from payments of any kind otherwise due to the Participant any federal, state, or local taxes of any kind required by law to be withheld (a) with respect to the vesting of or other lapse of restrictions applicable to the award, (b) upon the issuance of any Shares, or (c) otherwise due in connection with the award. At the time the tax obligation becomes due, the Participant must pay to the Company or the Affiliate, as the case may be, any amount that the Company or Affiliate determines to be necessary to satisfy the tax obligation. The Company or the Affiliate, as the case may be, may require or permit the Participant to satisfy the tax obligation, in whole or in part, (i) by causing the Company or Affiliate to withhold up to the maximum required number of Shares otherwise issuable to the Participant as may be necessary to satisfy such tax obligation or (ii) by delivering to the Company or Affiliate Shares already owned by the Participant. The Shares so delivered or withheld must have an aggregate Fair Market Value equal to the tax obligation. The Fair Market Value of the Shares used to satisfy the tax obligation will be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. To the extent applicable, the Participant may satisfy his or her tax obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. Any fraction of a Share required to satisfy tax obligations will be disregarded and the amount due must be paid instead in cash by the Participant. If the Participant fails to comply with this Section 8, the Company may refuse to issue or may reduce the number of any Shares otherwise required to be issued pursuant to this Agreement. The Participant acknowledges that the Participant is relying solely on the Participant’s own advisors regarding the tax consequences of the RSUs.

9.             Legend. The Company may at any time place legends referencing any applicable federal, state, or foreign securities law restrictions on all certificates representing Shares issued pursuant to this Agreement. The Participant must, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to this Agreement in the possession of the Participant in order to effect this Section 9.

10.          Securities Representations. This Agreement is being entered into by the Company in reliance upon the following express representations and warranties of the Participant. The Participant hereby acknowledges, represents, and warrants that:

(a)           The Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act and in this connection the Company is relying in part on the Participant’s representations set forth in this Section 10.

(b)           If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the Shares issuable hereunder must be held indefinitely unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to such Shares and the Company is under no obligation to register such Shares (or to file a “re-offer prospectus”).

(c)           If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the Participant understands that (i) the exemption from registration under Rule 144 will not be available unless (A) a public trading market then exists for the Common Stock of the Company, (B) adequate information concerning the Company is then available to the public, and (C) other terms and conditions of Rule 144 or any exemption therefrom are complied with, and (ii) any sale of the Shares issuable hereunder may be made only in limited amounts in accordance with the terms and conditions of Rule 144 or any exemption therefrom.

11.          Entire Agreement; Amendment. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Board will have the right, in its sole discretion, to modify or amend this Agreement from time to time; provided, however, that, unless otherwise required by law or specifically provided in this Agreement, the Participant’s rights may not be substantially impaired without the consent of the Participant. This Agreement may also be modified or amended by a writing signed by both the Company and the Participant. The Company will give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

12.          Notices. Any notice hereunder by the Participant must be given to the Company in writing and such notice will be deemed duly given only upon receipt thereof by the Chair of the Board. Any notice hereunder by the Company must be given to the Participant in writing and such notice will be deemed duly given only upon receipt thereof at such address as the Participant may have on file with the Company.

13.          No Right to Service. Any questions as to whether and when there has been a Separation from Service and the cause of such Separation from Service will be determined in the sole discretion of the Board. Nothing in this Agreement will interfere with or limit in any way any right of the Board to terminate the Participant’s service at any time.

14.          Transfer of Personal Data. The Participant authorizes, agrees, and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the RSUs awarded under this Agreement for legitimate business purposes (including, without limitation, the administration of the this Agreement). This authorization and consent is freely given by the Participant.

15.          Compliance with Laws. The grant of RSUs and the issuance of Shares hereunder will be subject to, and must comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules, and regulations (including, without limitation, the Securities Act, the Exchange Act, and in each case any respective rules and regulations promulgated thereunder) and any other law, rule, regulation, or exchange requirement applicable thereto. The Company will not be obligated to issue the RSUs or any Shares pursuant to this Agreement if any such issuance would violate any such requirements. As a condition to the settlement of the RSUs, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation.

16.          Section 409A. Notwithstanding anything herein to the contrary, the RSUs are intended to be exempt from (or in the alternative to comply with) the applicable requirements of Section 409A and will be limited, construed, and interpreted in accordance with such intent. For purposes of Section 409A, each installment payment under this Agreement, or otherwise payable to the Participant, will be treated as a separate payment. This Section 16 will not be construed as a guarantee of any particular tax effect for the Participant’s benefits under this Agreement and the Company does not guarantee that any such benefits will satisfy the provisions of Section 409A or any other provision of the Code. Notwithstanding anything else in this Agreement, to the extent required to avoid accelerated taxation or tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided under this

Agreement during the six-month period immediately following the Participant’s Separation from Service will instead be paid on the first payroll date after the six-month anniversary of the Participant’s Separation from Service (or death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board will have any obligation to take any action to prevent the assessment of any additional tax or penalty on the Participant under Section 409A and neither the Company nor the Board will have any liability to the Participant for such tax or penalty.

17.          Binding Agreement; Assignment. This Agreement will inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Participant may not assign (except in accordance with Section 6) any part of this Agreement without the prior express written consent of the Company.

18.          Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be a part of this Agreement.

19.          Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same instrument.

20.          Further Assurances. Each party hereto must do and perform (or cause to be done and performed) all such further acts and must execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated thereunder.

21.          Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction will not affect the validity, legality, or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality, or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder will be enforceable to the fullest extent permitted by law.

22.          Acquired Rights. The Participant acknowledges and agrees that: (a) the award of RSUs made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Board; and (b) no past grants or awards (including, without limitation, the RSUs awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever.

23.          Acceptance. The Participant will forfeit the RSUs if the Participant does not execute this Agreement within a period of sixty days from the date that the Participant receives this Agreement (or such other period as the Board provides).

24.          Changes. This Agreement will not affect in any way the right or power of the Board or the Company’s stockholders to make or authorize (i) any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, or (vi) any other corporate act or proceeding.

25.          Adjustments.

(a)           If the Company at any time subdivides the outstanding Common Stock into a greater number of Shares, or combines its outstanding Common Stock into a lesser number of Shares, then the number of Shares covered by this Agreement will be appropriately adjusted by the Board to prevent dilution or enlargement of the rights granted to, or available for, the Participant.

(b)           Excepting transactions covered by Section 25(a), if the Company effects any merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s assets or business, or other corporate transaction or event in such a manner that the Company’s outstanding Shares are converted into the right to receive (or the holders of Common Stock are entitled to receive in exchange therefor), either immediately or upon liquidation of the Company, securities or other property of the Company or other entity (each, a “Reorganization”), then, subject to the terms and conditions of Section 3(d), the number or kind of securities or other property to be issued under this Agreement will be appropriately adjusted by the Board to prevent dilution or enlargement of the rights granted to, or available for, the Participant.

(c)           If any change in the capital structure of the Company occurs other than those covered by Section 25(a) or 25(b), including by reason of any extraordinary dividend (whether cash or equity), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of equity securities of the Company, then the Board may adjust this Agreement to prevent dilution or enlargement of the rights granted to, or available for, the Participant.

(d)           Fractional Shares resulting from any adjustment in this Agreement under Section 25(a) or 25(b) will be aggregated until, and eliminated at, the time of exercise or payment by rounding down to the nearest whole number. No cash settlements will be required with respect to fractional Shares eliminated by rounding. Notice of any adjustment will be given by the Board to the Participant and such adjustment (whether or not such notice is given) will be effective and binding for all purposes of this Agreement.

26.          Listing and Other Terms and Conditions.

(a)           Unless otherwise determined by the Board, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of Shares under this Agreement will be conditioned upon such Shares being listed on such exchange or system. The Company will have no obligation to issue such Shares unless and until such Shares are so listed.

(b)           If at any time counsel to the Company is of the opinion that any sale or delivery of Shares under this Agreement is or may be unlawful or result in the imposition of excise taxes on the Company, the Company will have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to Shares or this Agreement.

(c)           Upon termination of any period of suspension under this Section 26, subject to the terms of Section 3, this Agreement will be reinstated as to all Shares available before such suspension and as to Shares which would otherwise have become available during the period of such suspension.

(d)           The Participant will be required to supply the Company with certificates, representations, and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent, and approval the Company determines necessary or appropriate.

27.          Stockholders Agreement and Other Requirements. Notwithstanding any other term or condition of this Agreement, as a condition to the receipt of Shares hereunder, to the extent required by the Board, the Participant must execute and deliver a stockholder’s agreement and such other documentation that sets forth certain restrictions on transferability of the Shares acquired upon exercise or purchase, and such other terms and conditions as the Board may from time to time establish in such stockholder’s agreement and other documentation. Prior to the issuance of any Shares hereunder, the Participant will deliver to the Company an executed consent from the Participant’s spouse (if any) in the form of Exhibit A attached hereto. If, at any time after the date the Participant is issued any Shares, the Participant becomes legally married (whether in the first instance or to a different spouse), the Participant will cause his spouse to execute and deliver to the Company a consent in the form of Exhibit A attached hereto. The Participant’s failure to deliver the Company an executed consent in the form of Exhibit A at any time when the Participant would otherwise be required to deliver such consent will constitute the Participant’s continuing representation and warranty that the Participant is not legally married as of such date.

28.          Jurisdiction; Waiver of Jury Trial. Any suit, action, or proceeding with respect to this Agreement, or any judgment entered by any court of competent jurisdiction in respect of this Agreement, will be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, each of the Company and the Participant irrevocably and unconditionally (a) submits in any proceeding relating to this Agreement, or for the recognition and enforcement of any judgment in respect of this Agreement (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agrees that all claims in respect of any Proceeding will be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consents that any Proceeding may and will be brought in such courts and waives any objection that the Company or the Participant may have at any time after the Grant Date to the venue or jurisdiction of any Proceeding in any such court or that the Proceeding was brought in an inconvenient court and agrees not to plead or claim the same, (c) waives all right to trial by jury in any Proceeding (whether based on contract, tort, or otherwise) arising out of or relating to this Agreement, (d) agrees that service of process in any Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of the Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agrees that nothing in this Agreement will affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.

29.          Section 16(b) of the Exchange Act. All elections and transactions under this Agreement by Persons subject to Section 16 of the Exchange Act involving Shares are intended to comply with any applicable exemptive condition under Rule 16b-3 under Section 16(b) of the Exchange Act. The Board may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Agreement and the transaction of business thereunder.

30.          Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent Person, or other Person incapable of receipt thereof will be considered paid when paid to such Person’s guardian or to the party providing or reasonably appearing to provide for the care of such Person, and such payment will fully discharge the Board, the Company, all Affiliates, and their employees, agents, and representatives with respect thereto.

31.          Lock-Up Agreement. As a condition to the grant of these RSUs, if requested by the Board and the lead underwriter of any public offering of Common Stock (the “Lead Underwriter”), the Participant must irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter may specify (the “Lock-Up Period”). The Participant must sign such documents as may be requested by the Lead Underwriter to effect the foregoing. The Board may impose stop-transfer instructions with respect to Common Stock acquired under this Agreement until the end of such Lock-Up Period.

32.          Definitions. The following definitions apply to this Agreement:

(a)           “Affiliate” means each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade, or business which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets, or an equivalent ownership interest or voting interest) by the Company or any Affiliate; (iv) any trade or business which directly or indirectly controls 50% or more (whether by ownership of stock, assets, or an equivalent ownership interest or voting interest) of the Company; and (v) any other entity in which the Company or any Affiliate has a material equity interest and which is designated as an “Affiliate” by resolution of the Board.

(b)           “Change in Control” means (i) any “person,” as that term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the Company’s stockholders in substantially the same proportions as their ownership of Common Stock), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) during any period of twenty-four consecutive calendar months, individuals who were directors serving on the Board on the first day of such period (the “Incumbent Directors”) cease for any reason to constitute a majority of the Board; provided, however, that any individual becoming a director subsequent to the first day of such period whose election, or nomination for election, by the Company’s stockholders was approved by a vote of at least two-thirds of the Incumbent Directors will be considered as though such individual were an Incumbent Director, but excluding, for purposes of this proviso, any such individual whose initial assumption of office occurs as a result of an actual or threatened proxy contest with respect to election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as used in Section 13(d) of the Exchange Act), in each case other than the Board; (iii) consummation of a reorganization, merger, consolidation, or other business combination (any of the foregoing, a “Business Combination”) of the Company or any direct or indirect subsidiary of the Company with any other corporation, in any case with respect to which the Company voting securities outstanding immediately prior to such Business Combination do not, immediately following such Business Combination, continue to represent (either by remaining outstanding or being converted into voting securities of the Company or any ultimate parent thereof) more than 50% of the then outstanding voting securities entitled to vote generally in the election of directors of the Company (or its successor) or any ultimate parent thereof after the Business Combination; or (iv) a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a Person or Persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale. Notwithstanding the foregoing terms and conditions of the definition of Change in Control, the occurrence of the Registration Date or any change in the composition of the Board within one year following the Registration Date will not be considered a Change in Control. Notwithstanding the foregoing terms and conditions of the definition of Change in Control, if the award is characterized as “nonqualified deferred compensation” within the meaning of Section 409A, an event will not be considered to be a Change in Control for purposes of payment of the award unless such event is also a “change in control event” within the meaning of Section 409A.

(c)           “Code” means the Internal Revenue Code of 1986.

(d)           “Common Stock” means the shares of common stock, $0.001 par value per share, of the Company.

(e)           “Exchange Act” means the Securities Exchange Act of 1934.

(f)            “Fair Market Value” means, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (i) as reported on the principal national securities exchange in the United States on which the Common Stock is then traded, (ii) or if the Common Stock is not traded, listed, or otherwise reported or quoted, the Board will determine the Fair Market Value taking into account the requirements of Section 409A. For purposes of the grant of the award, the applicable date will be the trading day immediately prior to the Grant Date.

(g)           “Parent” means any parent corporation of the Company within the meaning of Code Section 424(e).

(h)           “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a government or any branch, department, agency, political subdivision, or official thereof.

(i)            “Registration Date” means the date on which the Company consummates the sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act.

(j)            “Section 409A” means Code Section 409A.

(k)           “Securities Act” means the Securities Act of 1933.

(l)            “Separation from Service” means, unless otherwise determined by the Board, the termination of the Participant’s performance of services for the Company and all Affiliates.

(m)          “Share” means a share of Common Stock.

(n)           “Subsidiary” means any subsidiary corporation of the Company within the meaning of Code Section 424(f).

(o)           “Transfer” means (i) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance, or other disposition, whether for value or no value and whether voluntary or involuntary, and (ii) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate, or otherwise dispose of, whether for value or for no value and whether voluntarily or involuntarily. “Transferred” and “Transferable” have a correlative meaning under this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Grant Date.

PING IDENTITY HOLDING CORP.

Sign name:

Print name:

Title:

PARTICIPANT

Sign name:

Print name:

Exhibit A

SPOUSAL CONSENT

The undersigned spouse hereby acknowledges that I have read the Ping Identity Holding Corp. Restricted Stock Unit Award Agreement to which my spouse is a party, and that I understand its contents. I am aware that such agreement provides for the repurchase of certain of my spouse’s capital stock of Ping Identity Holding Corp. (the “Company”) under certain circumstances and imposes other restrictions on such capital stock. I agree that my spouse’s interest in such capital stock is subject to the agreements referred to above and the other agreements referred to therein and any interest I may have in such capital stock shall be irrevocably bound by these agreements and the other agreements referred to therein and further that my community property interest (if any) shall be similarly bound by these agreements.

The undersigned spouse irrevocably constitutes and appoints [               ] (the “Stockholder”) as the undersigned’s true and lawful attorney and proxy in the undersigned’s name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all capital stock of the Company in which the undersigned now has or hereafter acquires any interest and in any and all capital stock of the Company now or hereafter held of record by the Stockholder (including but not limited to, the right, without further signature, consent or knowledge of the undersigned spouse, to exercise or not to exercise any and all options under any appropriate agreements and to exercise amendments and modifications of and to terminate the foregoing agreements and to dispose of any and all such capital stock and options), with all powers the undersigned spouse would possess if personally present, it being expressly understood and intended by the undersigned that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Stockholder, or dissolution of marriage and this proxy will not terminate without consent of the Stockholder and the Company.

STOCKHOLDER	SPOUSE OF STOCKHOLDER (IF APPLICABLE)

Sign name:	Sign name:

Print name:	Print name:

Date:	Date:

SUBSCRIBED AND SWORN to

before me this          day

of            , 20

My Commission Expires

Notary Public